EXHIBIT 3

Form of Proxy Solicited by the Management of

Visible Genetics Inc.

Proxy

For use at the Annual and Special Meeting of Shareholders to be held June 12, 2002.

        The undersigned common shareholder of Visible Genetics Inc. (the "Company") hereby appoints Richard T. Daly, President and Chief Executive Officer of the Company, or failing him, Thomas J. Clarke, Chief Financial Officer, or instead of any of the foregoing                        as the nominee of the undersigned to attend and act for and on behalf of the undersigned at the Annual and Special Meeting of the Shareholders of the Company to be held on the 12th day of June 2002, and at any adjournment or adjournments thereof.

        The undersigned specifies that all of the common shares of the Company owned by him and represented by this form of proxy shall be voted as follows:

(Continued on reverse side)

—FOLD AND DETACH HERE—

If no specification is made with respect to the voting on the resolutions referred to in items 1, 2 or 3 below, the proxy nominee is instructed to vote the common shares represented by this proxy on such matter and in favor of such resolution.	Please mark your votes as indicated in this example	X
1.	ELECTION OF CLASS III DIRECTORS		(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name below.)
	FOR all nominees listed to the right (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for all nominees listed to the right ☐	Sheldon Inwentash Jacques R. Lapointe David Galloway
2.	RESOLUTION APPROVING THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP as auditors of the Company and authorizing the Board of Directors to fix their remuneration.		4.
				To vote at the discretion of the proxy nominee on any amendments or variations to the foregoing and on any other matter which may properly come before the meeting or any adjournment or adjournments thereof.
	FOR ☐	WITHHOLD ☐
3.	RESOLUTION APPROVING AMENDMENT TO THE 2000 EMPLOYEE SHARE OPTION PLAN increasing the number of common shares authorized for issuance to 2,000,000.
	FOR ☐	AGAINST ☐	ABSTAIN ☐
This proxy is solicited on behalf of management of the Company. Shareholders have the right to appoint a person to attend and act on their behalf at the Annual and Special Meeting other than the nominees designated and may exercise such right by striking out the names of the persons designated therein and inserting the name of their nominee in the blank space provided above for that purpose or by completing another form of proxy and, in either case, delivering the completed and executed form of proxy to the Company at least five hours prior to the meeting, or to the Company's transfer agent prior to 4:00 p.m. New York City time, on the business day immediately prior to the Annual and Special Meeting.

(Signature of shareholder)                                  (Name of shareholder—please print)                                 DATED this      day of                 , 2002. This proxy must be signed and dated by the shareholder or his or her attorney authorized in writing, or, if the shareholder is a corporation, executed by a duly authorized officer or attorney.

—FOLD AND DETACH HERE—

NOTES:

1.
This proxy must be signed and dated by the shareholder or his or her attorney authorized in writing, or, if the shareholder is a corporation, executed by a duly authorized officer or attorney.

2.
If no specification is made with respect to the voting on the resolutions referred to in items 1, 2 or 3 above, the proxy nominee is instructed to vote the common shares represented by this proxy on such matter and in favor of such resolution.

3.
Proxies to be used at the meeting must be received at the Company's office at least five hours prior to the Annual and Special Meeting, or at the office of the Company's transfer agent by 4:00 p.m. New York City time on the business day immediately prior to the Annual and Special Meeting.

4.
Please date the proxy. If this proxy is not dated in the space provided, it is deemed to bear the date on which it is mailed.

Please return this proxy using the enclosed postage paid envelope.

Form of Proxy Solicited by the Management of

Visible Genetics Inc.

Proxy

For use at the Annual and Special Meeting of Shareholders to be held June 12, 2002.

        The undersigned holder of Series A Convertible Preferred Shares ("Series A preferred shares") of Visible Genetics Inc. (the "Company") hereby appoints Richard T. Daly, President and Chief Executive Officer of the Company, or failing him, Thomas J. Clarke, Chief Financial Officer, or instead of any of the foregoing                                as the nominee of the undersigned to attend and act for and on behalf of the undersigned at the Annual and Special Meeting of the Shareholders of the Company to be held on the 12th day of June 2002, and at any adjournment or adjournments thereof.

        The undersigned specifies that all of the Series A preferred shares of the Company owned by him and represented by this form of proxy shall be voted as follows:

(Continued on reverse side)

—FOLD AND DETACH HERE—

If no specification is made with respect to the voting on the resolutions referred to in items 1, 2 or 3 below, the proxy nominee is instructed to vote the Series A preferred shares represented by this proxy on such matter and in favor of such resolution.	Please mark your votes as indicated in this example	X
1.	ELECTION OF SERIES A DIRECTOR		(Instruction: To withhold authority to vote for the nominee, strike a line through the nominee's name below.)
	FOR the nominee listed to the right (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for the nominee listed to the right ☐	Jonathan S. Leff
2.	RESOLUTION APPROVING THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP as auditors of the Company and authorizing the Board of Directors to fix their remuneration.		4.
				To vote at the discretion of the proxy nominee on any amendments or variations to the foregoing and on any other matter which may properly come before the meeting or any adjournment or adjournments thereof.
	FOR ☐	WITHHOLD ☐
3.	RESOLUTION APPROVING AMENDMENT TO THE 2000 EMPLOYEE SHARE OPTION PLAN increasing the number of common shares authorized for issuance to 2,000,000.
	FOR ☐	AGAINST ☐	ABSTAIN ☐
This proxy is solicited on behalf of management of the Company. Shareholders have the right to appoint a person to attend and act on their behalf at the Annual and Special Meeting other than the nominees designated and may exercise such right by striking out the names of the persons designated therein and inserting the name of their nominee in the blank space provided above for that purpose or by completing another form of proxy and, in either case, delivering the completed and executed form of proxy to the Company at least five hours prior to the meeting, or to the Company's transfer agent prior to 4:00 p.m. New York City time, on the business day immediately prior to the Annual and Special Meeting.

(Signature of shareholder)                                  (Name of shareholder—please print)                                 DATED this      day of                 , 2002. This proxy must be signed and dated by the shareholder or his or her attorney authorized in writing, or, if the shareholder is a corporation, executed by a duly authorized officer or attorney.

—FOLD AND DETACH HERE—

NOTES:

1.
This proxy must be signed and dated by the shareholder or his or her attorney authorized in writing, or, if the shareholder is a corporation, executed by a duly authorized officer or attorney.

2.
If no specification is made with respect to the voting on the resolutions referred to in items 1, 2 or 3 above, the proxy nominee is instructed to vote the Series A preferred shares represented by this proxy on such matter and in favor of such resolution.

3.
Proxies to be used at the meeting must be received at the Company's office at least five hours prior to the Annual and Special Meeting, or at the office of the Company's transfer agent by 4:00 p.m. New York City time on the business day immediately prior to the Annual and Special Meeting.

4.
Please date the proxy. If this proxy is not dated in the space provided, it is deemed to bear the date on which it is mailed.

Please return this proxy using the enclosed postage paid envelope.